UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-21237

Unified Series Trust
(Exact name of registrant as specified in charter)

2960 N. Meridian St.

Indianapolis, IN	46208
(Address of principal executive offices)	(Zip code)

Christopher E. Kashmerick

Unified Fund Services, Inc.

2960 N. Meridian St. Suite 300

Indianapolis, IN 46208

(Name and address of agent for service)

Registrant's telephone number, including area code:	317-917-7000

Date of fiscal year end:	06/30

Date of reporting period:	06/30/2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

IMS Capital Value Fund

IMS Strategic Income Fund

IMS Strategic Allocation Fund

Annual Report

June 30, 2009

Fund Advisor:

IMS Capital Management, Inc.

8995 S.E. Otty Road

Portland, OR 97086

Toll Free (800) 934-5550

IMS Family of Funds

Management’s Discussion and Analysis

Dear Fellow Shareholders:

We are pleased to present the IMS Family of Funds Annual Report for the 12 months ended June 30, 2009. This report contains a recap of the economic and market conditions that served as the backdrop for the IMS Funds’ performance over the last 12 months, as well as a discussion of the Funds’ investment strategies. We encourage you to read this report carefully and contact us if you have any questions.

A Familiar Ring

In our last management discussion from the Semi Annual Report dated December 31, 2008, we discussed several reasons why we may be seeing the start of an extended bull market, that things were already starting to get better, and that stocks typically rise well ahead of an economic recovery.

As of June 30, 2009, it appears that we were correct in our assessment that things were starting to improve with the economy and correct in predicting that stocks would respond positively, and post gains, well ahead of the actual recovery. From January 1, 2009 to June 30, 2009, stocks, as measured by the S&P 500 Index, were up 3.16%, and in the second quarter alone, stocks were up over 15%, even though the U.S. economy is still technically in a recession.

Bull markets always have to climb a wall of worry, and this time is no different. This bull will have to overcome, among other things, a recession, a mountain of domestic debt, a weak U.S. dollar and the ongoing threat of military conflict around the globe.

Capitalism works, and one thing history has clearly demonstrated is that the U.S. economy is resilient and will persevere through just about anything. In the 20th century, the United States suffered through the Great Depression, two world wars, oil embargos, terrorist attacks, countless recessions, a presidential resignation and a presidential assassination, the savings and loan crisis and Y2K. Through all of this and more, the Dow Jones Industrial Average went from 66 to 11,497 by the end of the century on December 31, 1999.

The lesson is that while short-term economic events may cause stock prices to drop from time to time, they also provide excellent buying opportunities, for the true investors with a long-term view. Doomsayers, speculators and market timers largely missed the recent powerful 36.9% runup in stock prices, as measured by the S&P 500, from the March 9, 2009 low through June 30, 2009, because it happened quickly and before the news of an improving economy became widely accepted.

We remain committed long-term investors, and we believe that by doing sound fundamental research and owning the right investments in the right industries, we will be able to reward our shareholders with solid returns over time. We believe there are many reasons to be optimistic long term and we continue to focus on unique companies that we feel are undervalued and will benefit from a resurgence in the U.S. economy.

As always, we appreciate your business, we thank you for your confidence, and we value the trust you have placed with us. It is our privilege to help you build wealth wisely.

Sincerely,

Carl W. Marker
Founder & President
IMS Capital Management

Past performance is no guarantee of future results. The general market views expressed in this report reflect the opinions of IMS Capital Management and are not intended to predict or forecast the performance of any securities market, index or fund mentioned. Information that specifically applies to the IMS Funds is contained in the following pages.

IMS Capital Value Fund

Management’s Discussion and Analysis

Dear Shareholders,

The IMS Capital Value Fund returned -29.20% for the year ended June 30, 2009, compared to -28.03% for the S&P MidCap 400, -26.20% for the S&P 500, and -30.52% for the Russell Mid Cap Value Index.

Top Performing Sectors and Stocks

Sectors that helped Fund performance during the reporting period included industrials, materials and healthcare, primarily due to stock selection. As an example, Watson Pharmaceuticals in the healthcare sector was up 23% because it exceeded or met earnings expectations each quarter during its fiscal year. Watson, which is the third largest manufacturer of generic pharmaceuticals, acquired fast growing generic drug company Arrow Pharmaceuticals during the reporting period. This is good news for Watson, since Arrow has foreign market distribution and generic ownership rights to the best selling cholesterol drug Lipitor, the patent for which expires in 2011.

Another top performer was Del Monte Foods in the consumer staples sector. Del Monte was up 32% for the year ended June 30, due to the fact that it exceeded or met earnings expectations each quarter during its fiscal year. Plus, Del Monte raised its dividend in June 2009 and raised its profit forecast for 2010.

In the financial services sector, First American Corporation was up nearly 18% since we purchased it on October 29, 2008. First American provides business information, residential and commercial title insurance, and investment advisory services, trust services and lending and deposit products. First American benefited from investors’ belief during the reporting period that housing would stabilize. Also during the period, one of First American’s competitors filed for bankruptcy, paving the way for First American to increase market share.

Sectors and Stocks that Underperformed

Unfortunately, the Fund was not without its setbacks during the period. The worst performing sector in the portfolio was energy, down 69% during the reporting period due to declining oil prices. For example, Massey Energy, which produces, processes and sells bituminous coal primarily in the United States, was down 79%. The stock suffered from fears that a global recession would destroy demand by utilities and steel mills for its coal-fueled energy. Another stock in this depressed sector, Teco Energy, was down 44% during the period due to missed earnings estimates and fear that the dividend would be cut. Teco engages in the generation, purchase, transmission, distribution and sale of electric energy in Florida.

In the financial sector, Pacific Capital Bancorp was down 85% during the period because it missed earnings for a number of quarters due to larger than expected write offs from commercial real estate and mortgages, and its suspension of preferred and common dividend payments. Pacific Capital provides a range of commercial and consumer banking services to households, professionals and businesses primarily in the central coast of California, whose economy is under pressure right now.

The US economy appears to be nearing the end of the worst recession since World War II. Besides a global economic slowdown and a collapse in energy and commodity prices, several large financial institutions including Lehman Brothers, Bear Stearns, Merrill Lynch and dozens of regional banks, including Washington Mutual, have failed. Despite these extreme circumstances, we believe that the economy is beginning to demonstrate signs of recovery and will eventually reward patient investors.

Below, for your interest, are highlights of the Fund’s top security weightings and the sectors they represented as of June 30, 2009. A more complete listing of the Fund’s investments is shown in the Schedule of Investments section of this report.

Name	% of Portfolio	Sector
Tyson	3.57%	Consumer Staple
Watson Pharmaceutical	3.50%	Healthcare
Citrix Systems, Inc.	3.36%	Technology
Intuit	3.33%	Technology
CenturyTel	3.30%	Communications

Our thanks

As always, we continue to seek stocks that we believe are seasoned, undervalued and demonstrating signs of positive momentum. Thank you for your investment in the IMS Capital Value Fund.

Sincerely,

Carl W. Marker	Joseph Ledgerwood, CFA
Co-Portfolio Manager	Co-Portfolio Manager

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling Shareholder Services at 1-800-934-5550.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The S&P Mid-Cap 400 Index, Russell Mid-Cap Value Index and S&P 500 Index are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The indices are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in these indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The chart above assumes an initial investment of $10,000 made on June 30, 1999 and held through June 30, 2009. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period.THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

IMS Strategic Income Fund

Management’s Discussion and Analysis

Dear Shareholders,

For the fiscal year ended June 30, 2009, the IMS Strategic Income Fund returned -32.44% compared to the Lipper Income category, which returned -11.76% and the Barclays Capital Aggregate Bond Index (formerly the Lehman Aggregate Bond Index), which returned 6.05%.

Background

The fiscal year was the most difficult period the Fund has experienced in its 6½ year history. In some respects, it represented a “perfect storm”, in which several unlikely and extremely negative scenarios converged and played out, all at the same time.

In general, there was a flight to quality, as investors created a stampede to get out of anything that represented risk. There was a sharp decline in all types of securities: common stocks, preferred stocks, international stocks, REITS, high yield bonds, investment grade bonds, international bonds and oil royalty trusts. Virtually everything that we owned declined in price. Only the most safe and defensive categories had positive returns, such as US treasuries and gold. Stocks, bonds and real estate all went down at the same time, which is rare. There was literally nowhere to hide.

Investor fears escalated as the government was forced to pump billions of taxpayer dollars into large but weakened financial organizations such as AIG, Fannie Mae and Freddie Mac. At the same time, we bid goodbye to major institutions including Merrill Lynch, Lehman Brothers and Washington Mutual as financial pressures caused them to declare bankruptcy and/or agree to be acquired.

In this environment, the Fund suffered with several bonds that defaulted or became illiquid during the reporting period as the economy faltered and investor appetite for higher risk bonds completely dried up. Since no real demand or bidders existed for higher yielding/higher risk securities, we were forced to mark down the prices to levels that we felt were below longer term values that would emerge as credit markets normalize. Fortunately, some of those situations have begun to reverse; however, during the reporting period, the news was mostly negative.

In an effort to reduce the risk in the portfolio, we reduced holdings in high yield bonds and international and emerging market debt. At the same time, we increased our investment-grade debt holdings, REITs and dividend paying common stocks. These actions were intended to increase the quality of the holdings and smooth out volatility of returns.

In the second half of the reporting period, we began to position the portfolio for a rebound in the economy. For example, we trimmed holdings in communications and financials and beefed up exposure to the consumer staples and energy sectors. Some of our top performers included Katanga Mining (copper), which was up 150% for the quarter ending June 30, and Citigroup preferred stock, which was up over 70% for the same period, as the news out of some banks improved.

Unfortunately, we had some bonds that held back performance due to losses or default by the issuer. For example, for the quarter ending June 2009, Eurofresh (greenhouse tomato grower) was down 56% and Wise Metals (aluminum beverage cans) was down 29% (in price change only).

Asset allocation

For your interest, below please find the largest sector weightings in the Fund as of June 30, 2009, compared to their weightings a year earlier. A more complete listing of portfolio holdings is available in the Schedule of Investments section of this report.

Five largest sectors	% of portfolio, June 30, 2009	% of portfolio, June 30, 2008
High yield (junk) bonds	26%	37%
Common stocks	23%	18%
Investment grade debt	16%	6%
Preferred stocks	11%	4%
REITs	8%	0%

Going forward, we are working to position the Fund for a rebound in the economy and the stock market. We are increasing our exposure to dividend-paying common stocks. In many cases, we execute a dividend capture trading strategy designed to maximize the amount of dividends received while increasing our exposure to a potentially rising stock market. In addition, we are increasing our exposure to shorter term investment-grade bonds to strengthen the overall quality of the portfolio. We have also been increasing our weighting in preferred stocks.

The Fund has had to reduce its monthly dividend distributions in recent months as certain bonds have defaulted and quit paying interest. As of June 30, 2009 the 30-day SEC yield of the Fund was 8.99%.

As always, we seek to balance the Fund’s goal of delivering high current income with a reasonable level of volatility by investing in income-producing securities that we believe will prosper in the prevailing economic and interest rate environment.

Thank you for investment in the IMS Strategic Income Fund.

Sincerely,

Carl W. Marker

Portfolio Manager

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling Shareholder Services at 1-800-934-5550.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The Barclays Capital Aggregate Bond Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of fixed income prices and is representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

*** The Lipper classification represents a simple average of all funds within a given Lipper classification.

The chart above assumes an initial investment of $10,000 made on November 5, 2002 (commencement of Fund operations) and held through June 30, 2009. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

IMS Strategic Allocation Fund

Management’s Discussion and Analysis

Dear Shareholders,

This is the last shareholder letter from the IMS Strategic Allocation Fund. As of September 1, 2009, the IMS Strategic Allocation Fund will become the IMS Dividend Growth Fund. It will be managed by a team of IMS portfolio managers with a combined 40 years of investment experience, led by IMS founder Carl W. Marker.

We are extremely excited about taking the Fund in the direction of high quality, dividend-paying stocks. Our research shows that dividend-paying stocks are one of the sweet spots of investing; potentially offering higher long-term total returns and better downside protection in bear markets than stocks in general. Our focus will be specifically on “dividend growth stocks” – or companies with dividend yields and dividend growth rates that exceed the average of the S&P 500 Index.

The IMS Dividend Growth Fund will be all-cap and global, maintaining exposure to small-, mid- and large-cap domestic stocks as well as international stocks. Dividend distributions from the Fund will be made quarterly.

After screening over 21,000 funds in the Morningstar database, we have determined that the Fund will be one of the only funds available to investors that offers an all-cap, global, dividend growth strategy.

We hope you will be pleased with the strategy and the results we achieve in the coming years. If you have any questions please call (800) 408-8014 and ask for Carl Marker, Cameron Martin or Reid Weaver, portfolio managers of the new IMS Dividend Growth Fund.

IMS Strategic Allocation Fund

The IMS Strategic Allocation Fund returned –26.27% for the twelve months ended June 30, 2009, compared to the Fund’s benchmark, the Dow Jones U.S. Moderate Relative Return Index which returned -13.43%, and the Lipper Balanced Fund Category, which returned -16.79%.

In the first nine months of the reporting period, the financial crisis accelerated to the point of nearly freezing the credit markets, crippling the economy and causing the simultaneous “meltdown” in value of most asset classes. After making a violent bottom in early March, the markets recovered, significantly recouping about 25% of their bear market losses through June 30, 2009.

One asset allocation decision we made early in the reporting period was to exclude Treasuries from the Fund’s fixed income holdings. This did not help returns, as the Treasury sector was the only one to generate positive returns for the period as investors sought refuge from the bear market. On the other hand, one very positive performance driver was our decision to emphasize small cap, mid cap and growth stocks in the equity portfolio.

Outlook

Despite the continuous stream of positive surprises on the economic and corporate profit fronts since March, skepticism dominates most investors’ psyches. If the world economy in general, and the U.S. economy in particular, deliver a positive surprise in the third quarter by growing again, the risk may be that stocks could experience a mini “melt up” as the average investor tries to adjust and discounts an economic recovery. The catalysts for such a recovery include much better than expected 3rd quarter earnings and economic reports and/or more balance of power in Washington DC. Analysts are already upping their 12-month forward earnings estimates and massive money is still sitting on the sidelines earning a negative real rate of return, suggesting a favorable outlook for stocks.

Thank you for your investment in the IMS Strategic Allocation Fund.

Sincerely,

Art Nunes, CMT	Carl W. Marker
Co-Portfolio Manager	Co-Portfolio Manager

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling Shareholder Services at 1-800-934-5550.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The Dow Jones U.S. Moderate Relative Risk Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index represents a diversified portfolio of U.S. stocks, bonds and cash, and seeks to capture 60% of the risk of the stock market. The Index assumes reinvestment of all distributions. Although the stock, bond and cash allocations will be approximately 60/35/5, they will vary from month to month based on the risk and correlation of the three asset classes. The Index's equity allocation is weighted equally among six Dow Jones stock indexes (Large-Cap Growth, Large-Cap Value, Mid-Cap Growth, Mid-Cap Value, Small-Cap Growth, Small-Cap Value). The Index's fixed income allocation is equally weighted among three Lehman Brothers bond indexes: Government Bond, Corporate Bond and Mortgage Bond. The Index's cash allocation is represented by the Lehman Brothers U.S. Treasury Bills:1-3 Months Index. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

*** The Lipper classification represents a simple average of all funds within a given Lipper classification.

The chart above assumes an initial investment of $10,000 made on November 5, 2002 (commencement of Fund operations) and held through June 30, 2009. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Fund Holdings– (Unaudited)

1As a percent of net assets.

The Capital Value Fund invests primarily in the common stocks of mid-sized U.S. companies generally having a total market capitalization of $1 billion to $15 billion.

1As a percent of net assets.

The Strategic Income Fund’s advisor, IMS Capital Management, Inc., has the flexibility to invest in a broad range of fixed income and equity securities that produce current income.

Fund Holdings– (Unaudited) - continued

1As a percent of net assets.

Based on its assessment of various segments of the market, the Advisor will shift the Strategic Allocation Fund’s assets among three broad classes: equities, fixed income and companies that invest in real estate (such as REITs).

Availability of Portfolio Schedules – (Unaudited)

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available at the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Funds’ Expenses– (Unaudited)

As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2009 through June 30, 2009).

Actual Expenses

The first line of the table on page 14 provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees.  Therefore, the second line is only useful in comparing ongoing costs only and will not  help you determine the relative costs of owning different funds.  In addition, if these transactions costs were included, your costs would have been higher.

IMS Funds	Beginning	Ending	During the Period*
	Account Value	Account Value	January 1, 2009 -
	January 1, 2009	June 30, 2009	June 30, 2009

Capital Value Fund

Actual	$ 1,000.00	$ 995.56	$ 8.78

Hypothetical**	$ 1,000.00	$ 1,015.99	$ 8.87

Strategic Income Fund

Actual	$ 1,000.00	$ 1,027.41	$ 9.06

Hypothetical**	$ 1,000.00	$ 1,015.86	$ 9.01

Strategic Allocation Fund

Actual	$ 1,000.00	$ 1,039.44	$ 13.12

Hypothetical**	$ 1,000.00	$ 1,011.93	$ 12.94

* Expenses are equal to the Funds’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period). The annualized expense ratios for the Capital Value Fund, Strategic Income Fund, and the Strategic Allocation Fund were 1.77%, 1.80%, and 2.59%, respectively.

** Assumes a 5% annual return before expenses.

IMS Capital Value Fund
Schedule of Investments
June 30, 2009

Common Stocks - 97.44%	Shares	Value

Agricultural Chemicals - 1.49%
Scotts Miracle-Gro Co. - Class A	31,500	$ 1,104,075

Banks & Financial Services - 8.82%
Astoria Financial Corp.	67,000	574,860
FirstMerit Corp.	59,939	1,017,764
Northern Trust Corp.	30,500	1,637,240
Old National Bancorp	130,000	1,276,600
Pacific Capital Bancorp	135,000	288,900
SEI Investments Co.	96,200	1,735,448
		6,530,812

Biological Products - 2.35%
Biogen Idec, Inc. (a)	38,600	1,742,790

Bituminous Coal & Lignite Surface Mining - 1.23%
Massey Energy Co.	46,500	908,610

Builders - 8.64%
Granite Construction, Inc.	27,800	925,184
M.D.C. Holdings, Inc.	44,200	1,330,862
Meritage Homes Corp. (a)	115,000	2,168,900
Toll Brothers, Inc. (a)	116,200	1,971,914
		6,396,860

Communications - 3.30%
CenturyTel, Inc.	79,700	2,446,790

Computer Related Services & Equipment - 16.24%
Check Point Software Technologies, Ltd. (a)	102,700	2,410,369
Citrix Systems, Inc. (a)	78,200	2,493,798
Computer Sciences Corp. (a)	51,200	2,268,160
Intuit, Inc. (a)	87,700	2,469,632
United Online, Inc.	207,400	1,350,174
VeriSign, Inc. (a)	56,000	1,034,880
		12,027,013

Drilling Oil & Gas Wells - 2.02%
Helmerich & Payne, Inc.	48,600	1,500,282

Electrical Components - 1.43%
Avnet, Inc. (a)	50,500	1,062,015

*See accompanying notes which are an integral part of these financial statements.

IMS Capital Value Fund
Schedule of Investments - (continued)
June 30, 2009

Common Stocks - 97.44% - continued	Shares	Value

Entertainment - 2.50%
Marvel Entertainment, Inc. (a)	52,000	$ 1,850,680

Food & Beverage - 8.02%
Del Monte Foods Co.	193,900	1,818,782
J.M. Smucker Co./The	30,300	1,474,398
Tyson Foods, Inc. - Class A	209,900	2,646,839
		5,940,019

Healthcare - 4.86%
Gentiva Health Services, Inc. (a)	38,700	637,002
Hill-Rom Holdings, Inc.	64,700	1,049,434
LifePoint Hospitals, Inc. (a)	73,000	1,916,250
		3,602,686
Industrial Organic Chemicals - 2.45%
NewMarket Corp.	27,000	1,817,910

Insurance - 6.54%
Aon Corp.	49,100	1,859,417
First American Corp.	61,100	1,583,101
HCC Insurance Holdings, Inc.	58,300	1,399,783
		4,842,301
Miscellaneous Manufacturing Industries - 1.45%
Hillenbrand, Inc.	64,700	1,076,608

Personal Services - 6.93%
Equifax, Inc.	69,200	1,806,120
H&R Block, Inc.	104,300	1,797,089
Service Corporation International	278,700	1,527,276
		5,130,485

Pharmaceutical Goods - 6.77%
King Pharmaceuticals, Inc. (a)	251,300	2,420,019
Watson Pharmaceuticals, Inc. (a)	77,100	2,595,186
		5,015,205

Plastic Products - 1.14%
Newell Rubbermaid, Inc.	81,000	843,210

Refuse Systems - 2.65%
Republic Services, Inc.	80,300	1,960,123

*See accompanying notes which are an integral part of these financial statements.

IMS Capital Value Fund
Schedule of Investments - (continued)
June 30, 2009

Common Stocks - 97.44% - continued	Shares	Value

Retail - 3.05%
Safeway, Inc.	110,800	$ 2,256,996

Trucking - 1.70%
Heartland Express, Inc.	85,700	1,261,504

Utility - 1.81%
TECO Energy, Inc.	112,400	1,340,932

Wholesale - Medical, Dental & Hospital Equipment & Supplies - 2.05%
Patterson Companies, Inc. (a)	70,000	1,519,000

TOTAL COMMON STOCKS (Cost $84,297,485)		72,176,906

Real Estate Investment Trusts - 2.72%
Mid-America Apartment Communities, Inc.	55,000	2,019,050

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $2,739,334)		2,019,050

TOTAL INVESTMENTS (Cost $87,036,819) - 100.16%		$ 74,195,956

Liabilities in excess of other assets - (0.16)%		(119,765)

TOTAL NET ASSETS - 100.00%		$ 74,076,191

(a) Non-income producing.

*See accompanying notes which are an integral part of these financial statements.

IMS Strategic Income Fund
Schedule of Investments
June 30, 2009

Common Stocks - 23.12%	Shares	Value

Beverages - 1.41%
PepsiCo, Inc.	8,700	$ 478,152

Cigarettes - 4.03%
Altria Group, Inc.	27,700	454,003
Reynolds American, Inc.	12,100	467,302
Vector Group, Ltd.	31,000	442,990
		1,364,295

Converted Paper & Paperboard Products (No Containers/Boxes) - 1.38%
Kimberly-Clark Corp.	8,900	466,627

Finance Services - 1.43%
American Express Co.	20,900	485,716

Food & Beverage - 3.19%
B&G Foods, Inc. (j)	41,000	594,910
Sysco Corp.	21,600	485,568
		1,080,478

Motorcycles, Bicycles & Parts - 1.25%
Harley-Davidson, Inc.	26,200	424,702

National Commercial Banks - 0.00%
FirstMerit Corp.	18	306

Office Furniture (No Wood) - 1.43%
Steelcase, Inc. - Class A	83,400	485,388

Oil Companies - Integrated - 1.41%
BP plc (b)	10,000	476,800

Refuse Systems - 1.51%
Republic Services, Inc.	20,900	510,169

Retail - Eating Places - 1.34%
McDonald's Corp.	7,900	454,171

Savings Institution, Federally Chartered - 1.38%
Astoria Financial Corp.	54,700	469,326

State Commercial Banks - 3.36%
BancorpSouth, Inc.	22,000	451,660
Bank of Nova Scotia	18,300	686,250
		1,137,910

TOTAL COMMON STOCKS (Cost $7,858,082)		7,834,040

Real Estate Investment Trusts - 7.79%

Annaly Capital Management, Inc.	33,600	508,704
AvalonBay Communities, Inc.	10,100	564,994
Equity Residential	19,300	429,039
Realty Income Corp.	29,500	646,640
Senior Housing Properties Trust	30,000	489,600

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $2,622,355)		2,638,977
*See accompanying notes which are an integral part of these financial statements.

IMS Strategic Income Fund
Schedule of Investments - (continued)
June 30, 2009

Preferred Securities - 11.14%	Shares	Value

Preferred Securities - 7.54%
Comcast Corp., - Series B, 7.000%	23,700	$ 541,545
KeyCorp Capital X, 8.000%	24,000	447,120
MetLife, Inc., - Series B, 6.50%	30,000	616,500
Western United Holding - Series A, 6.260% (c) (i)	74,836	949,669
		2,554,834

Convertible Preferred Securities - 3.60%
Chesapeake Energy Corp., 4.500%	8,400	537,600
Schering-Plough Corp., 6.000%	3,000	680,100
		1,217,700

TOTAL PREFERRED SECURITIES (Cost $3,394,729)		3,772,534

Income Trusts - 3.23%

Business Trusts - 1.99%
Keystone North America, Inc.	158,000	672,398

Oil Royalty Trusts - 1.24%
Penn West Energy Trust	33,017	420,307

TOTAL INCOME TRUSTS (Cost $1,946,879)		1,092,705

	Principal
Corporate Bonds - 42.34%	Amount

Altria Group, Inc., 9.950%, 11/10/2038	$ 600,000	694,419
American Airlines, Inc., Series 91C2, 9.730%, 09/29/2014 (d) (i)	1,300,000	598,000
American International Group, Inc., 9.000%, 02/28/2028 (f) (i)	1,000,000	850,000
Bally Total Fitness Holding Corp., 13.000%, 07/15/2011 (e)	1,052,500	7,894
Bridgemill Finance, LLC, 8.000%, 07/15/2017 (g) (i)	1,400,000	1,120,000
CCH I, LLC, 11.000%, 10/01/2015 (e) (h)	1,761,000	220,125
Eurofresh, Inc., 11.500%, 01/15/2013 (g) (h) (i)	2,500,000	246,875
Evergreen International Aviation, Inc., 12.000%, 05/15/2010 (i)	1,000,000	956,000
Forster Drilling Corp., 10.000%, 01/15/2013 (e) (g) (i)	910,000	728,000
General Electric Capital Corp., 6.875%, 01/10/2039	600,000	541,661
J.B. Poindexter & Co., 8.750%, 03/15/2014	1,000,000	775,000
Lehman Brothers Holdings, 8.500%, 05/23/2022 (e)	1,000,000	152,500
Leiner Health Products, Inc., 11.000%, 06/01/2012 (e)	1,500,000	7,500
Lucent Technologies, Inc., 6.450%, 03/15/2029	2,000,000	1,145,000
Mercer International, Inc., 9.250%, 02/15/2013	1,750,000	743,750
North Atlantic Trading Co., Inc., 10.000%, 03/01/2012 (g)	2,000,000	810,000
O&G Leasing, LLC, 9.250%, 05/15/2012 (g) (i)	1,630,000	1,548,500
Plaza Land Condo Association, Inc., 8.000%, 10/15/2026 (e) (g) (i)	420,000	294,000
Ply Gem Industries, Inc., 9.000%, 02/15/2012	3,000,000	570,000
Reynolds American, Inc., 7.625%, 06/01/2016	600,000	602,596
Target Corp., 7.000%, 01/15/2038	600,000	641,550
Verizon Communications, 6.400%, 02/15/2038	600,000	589,293
Wise Metals Group, LLC, 10.250%, 05/15/2012	1,500,000	502,500

TOTAL CORPORATE BONDS (Cost $28,870,002)		14,345,163

Reverse Convertible Notes - 2.98%

Eksportfinans, 23.000%, 10/21/2009 convertible to JPMorgan Chase	500,000	512,450
JPMorgan Chase, 18.000%, 12/17/2009 convertible to US Bancorp	500,000	496,800

TOTAL REVERSE CONVERTIBLE NOTES (Cost $1,000,000)		1,009,250

*See accompanying notes which are an integral part of these financial statements.

IMS Strategic Income Fund
Schedule of Investments - (continued)
June 30, 2009
	Principal
	Amount	Value
Foreign Bonds Denominated in US Dollars - 3.45%

AES Dominicana Energia Finance S.A., 11.000%, 12/13/2015 (g)	$ 863,000	$ 718,447
BSP Finance BV, 10.750%, 11/01/2011 (i)	800,000	400,000
New Asat (Finance), Ltd., 9.250%, 02/01/2011 (e)(i)	1,500,000	51,000

TOTAL FOREIGN BONDS DENOMINATED IN US DOLLARS (Cost $3,091,021)		1,169,447

Certificates of Deposit - 0.15%

Summit Securities CD, 8.50%, 11/29/2007 (a) (h) (i)	250,000	22,575
Summit Securities CD, 8.50%, 12/26/2007 (a) (h) (i)	300,000	27,090

TOTAL CERTIFICATES OF DEPOSIT (Cost $483,921)		49,665

Mutual Funds - 3.42%	Shares

BlackRock Floating Rate Income Strategies Fund, Inc.	106,200	1,159,704

TOTAL MUTUAL FUNDS (Cost $1,686,162)		1,159,704

TOTAL INVESTMENTS (Cost $50,953,151) - 97.62%		$ 33,071,485

Other assets less liabilities - 2.38%		805,019

TOTAL NET ASSETS - 100.00%		$ 33,876,504

(a) Non-income producing.
(b) American Depositary Receipt.
(c) As of June 30, 2009, subsidiary companies have filed bankruptcy.
(d) Asset-backed security.
(e) Issue is in default.
(f) Variable rate security; the rate shown represents the rate at June 30, 2009.
(g) Restricted security purchased pursuant to Rule 144A of the Securities Act of 1933.
(h) As of June 30, 2009, company has filed bankruptcy. All interest and principal payment have been halted.
(i) This security is currently valued according to fair value procedures approved by the Trust.
(j) Enhanced Income Security. Each unit consists of one share of common stock and one $7.15 principal 12% senior subordinated note due October 30, 2016.

*See accompanying notes which are an integral part of these financial statements.

IMS Strategic Allocation Fund
Schedule of Investments
June 30, 2009

	Principal
Corporate Bonds - 3.70%	Amount	Value

Evergreen International Aviation, Inc., 12.000%, 05/15/2010 (d)	$ 260,000	$ 248,560
Leiner Health Products, Inc., 11.000%, 06/01/2012 (c)	200,000	1,000
O&G Leasing, LLC., 15.000%, 05/15/2012 (b) (d)	150,000	134,250

TOTAL CORPORATE BONDS (Cost $596,413)		383,810

Exchange-Traded Funds - 57.52%	Shares

iShares Dow Jones U.S. Technology Sector Index Fund	6,200	275,838
iShares iBoxx $ High Yield Corporate Bond Fund	3,300	263,043
iShares Morningstar Mid Growth Index Fund	1,400	84,728
iShares MSCI Emerging Markets Index Fund	13,800	444,774
iShares Russell 2000 Growth Index Fund	5,600	317,464
iShares S&P MidCap 400 Growth Index Fund	10,600	661,016
iShares S&P MidCap 400 Value Index Fund	12,500	651,375
iShares S&P North American Technology- Semiconductors Index Fund	3,400	124,640
iShares S&P SmallCap 600 Growth Index Fund	6,600	305,976
PowerShares QQQ	24,100	876,758
Rydex S&P Equal Weight Energy Fund	3,700	145,595
Rydex S&P Equal Weight Fund	46,800	1,441,908
SPDR Barclays Capital High Yield Bond Fund	7,600	267,444
SPDR KBW Bank Fund	5,500	99,275

TOTAL EXCHANGE-TRADED FUNDS (Cost $7,693,328)		5,959,834

Mutual Funds - 5.12%

Aberdeen Asia-Pacific Income Fund, Inc.	95,000	530,100

TOTAL MUTUAL FUNDS (Cost $446,730)		530,100

*See accompanying notes which are an integral part of these financial statements.

IMS Strategic Allocation Fund

Schedule of Investments - (continued)
June 30, 2009

Money Market Securities - 33.88%	Shares	Value

Federated Prime Obligations Fund - Institutional Shares, 0.46% (a)	3,511,023	$ 3,511,023

TOTAL MONEY MARKET SECURITIES (Cost $3,511,023)		3,511,023

TOTAL INVESTMENTS (Cost $12,247,494) - 100.22%		$ 10,384,767

Liabilities in excess of other assets - (0.22)%		(22,655)

TOTAL NET ASSETS - 100.00%		$ 10,362,112

(a) Variable rate security; the rate shown represents the coupon at June 30, 2009.
(b) Restricted security purchased pursuant to Rule 144A of the Securities Act of 1933.
(c) Issue is in default.
(d) This security is currently valued according to fair value procedures approved by the Trust.

*See accompanying notes which are an integral part of these financial statements.

IMS Family of Funds
Statements of Assets and Liabilities
June 30, 2009

	IMS Capital	IMS Strategic	IMS Strategic
	Value Fund	Income Fund	Allocation Fund

Assets
Investments in securities:
At cost	$ 87,036,819	$ 50,953,151	$ 12,247,494
At value	$ 74,195,956	$ 33,071,485	$ 10,384,767

Dividends receivable	83,329	150,880	5,050
Receivable for fund shares purchased	6,397	-	-
Receivable for investments sold	-	3,124,787	-
Prepaid expenses	16,529	10,453	3,455
Interest receivable	27	608,371	8,566
Total assets	74,302,238	36,965,976	10,401,838

Liabilities
Payable to Advisor (a)	74,508	35,369	10,845
Accrued expenses	20,457	18,475	15,648
Payable to administrator	26,558	15,798	4,416
Payable to trustees and officers	796	892	841
Payable to custodian	1,891	2,346	556
Payable to custodian (overdraft)	18,651	53,325	-
Payable for fund shares redeemed	83,186	-	7,420
Payable for investments purchased	-	2,963,267	-
Total liabilities	226,047	3,089,472	39,726

Net Assets	$ 74,076,191	$ 33,876,504	$ 10,362,112

Net Assets consist of:
Paid in capital	$ 109,550,762	$ 84,908,166	$ 16,268,647
Accumulated undistributed net investment income (loss)	286,802	(179,351)	-
Accumulated net realized gain (loss) on investments	(22,920,510)	(32,970,645)	(4,043,808)
Net unrealized appreciation (depreciation)
on investments and currency translation	(12,840,863)	(17,881,666)	(1,862,727)

Net Assets	$ 74,076,191	$ 33,876,504	$ 10,362,112

Shares outstanding	6,616,558	6,348,922	1,403,494
(unlimited number of shares authorized)

Net asset value and offering
price per share	$ 11.20	$ 5.34	$ 7.38

Redemption price per share (b)	$ 11.14	$ 5.31	$ 7.34

(a) See Note 4 in the Notes to the Financial Statements.
(b) The redemption price per share reflects a redemption fee of 0.50% on shares redeemed within 90 days of purchase.

*See accompanying notes which are an integral part of these financial statements.

IMS Family of Funds
Statements of Operations
For the Fiscal Year Ended June 30, 2009

	IMS Capital	IMS Strategic	IMS Strategic
	Value Fund	Income Fund	Allocation Fund

Investment Income
Dividend income (net of foreign withholding tax of $14,684,
$47,801, and $0, respectively)	$ 1,763,802	$ 1,830,424	$ 157,097
Interest income	35,308	4,090,093	200,970
Total Income	1,799,110	5,920,517	358,067

Expenses
Investment Advisor fees (a)	1,093,881	604,292	153,662
Administration expenses	206,175	123,787	32,311
Out-of-pocket expenses	96,614	50,022	29,781
Registration expenses	18,577	17,393	4,379
Legal expenses	18,153	18,752	17,891
Custodian expenses	15,404	7,188	2,932
Printing expenses	14,260	7,093	1,053
Audit expenses	13,978	14,453	13,933
Insurance expenses	13,055	8,148	1,288
Trustee expenses	7,875	7,790	7,882
CCO expenses	7,318	7,687	7,365
Pricing expenses	4,768	7,643	3,717
Miscellaneous expenses	2,250	2,250	2,287
Total expenses	1,512,308	876,498	278,481
Reimbursed by custodian (a)	-	(27,575)	-
Net expenses	1,512,308	848,923	278,481
Net Investment Income (Loss)	286,802	5,071,594	79,586

Realized & Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investment securities	(22,920,511)	(28,166,373)	(4,038,220)
Net realized gain (loss) on the translation of foreign currencies	-	(179,351)	-
Change in unrealized appreciation (depreciation) on investments	(15,622,804)	(706,493)	(872,050)
Net realized and unrealized gain (loss) on investment securities and currency translations	(38,543,315)	(29,052,217)	(4,910,270)
Net Increase (Decrease) in Net Assets Resulting from Operations	$ (38,256,513)	$ (23,980,623)	$ (4,830,684)

(a) See Note 4 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

IMS Strategic Income Fund
Statement of Cash Flows
For the Fiscal Year Ended June 30, 2009

Increase/ (Decrease) in Cash
Cash flows from operating activities:
Net decrease in net assets resulting from operations	$ (23,980,623)

Adjustments to reconcile net decrease in net assets from
operations to net cash used in operating activities:
Accretion of discount/Amortization of premium, net	(458,061)
Return of capital distributions received from
underlying investments	528,807
Allocation of income from pass through entities	(30,075)
Purchase of investment securities	(42,083,259)
Proceeds from disposition of long term securities	58,184,979
Proceeds from disposition of short term securities, net	3,689,790
Decrease in dividends and interest receivable	731,836
Increase in receivable for investments sold	(3,124,787)
Decrease in prepaid expenses	616
Decrease in receivable for paydowns on mortgage-backed securities	190,820
Decrease in payable to advisor	(55,155)
Decrease in accrued expenses and expenses payable	(26,152)
Increase in payable for investments purchased	2,963,267
Net realized loss on investment securities	28,166,373
Net realized loss on translation of foreign currencies	179,351
Change in unrealized depreciation on investments	706,493
Net cash provided by operating activities	25,584,220

Cash flows from financing activities:
Proceeds from shares purchased	3,869,066
Amount paid for shares redeemed	(27,602,013)
Cash distributions paid	(404,598)
Decrease in custodian overdraft	(1,446,675)
Net cash used in financing activities	(25,584,220)
Net change in cash	$ -

Cash balance at June 30, 2008	$ -
Cash balance at June 30, 2009	$ -

*Non cash financing activities not included herein consist of reinvestment of dividends of $4,866,694.

*See accompanying notes which are an integral part of these financial statements.

IMS Capital Value Fund
Statements of Changes in Net Assets

	Year ended	Year ended
	June 30, 2009	June 30, 2008
Increase (Decrease) in Net Assets due to:
Operations
Net investment gain (loss)	$ 286,802	$ (172,500)
Net realized gain (loss) on investments	(22,920,511)	10,844,214
Capital gain distributions from underlying investments	-	6,579
Change in unrealized appreciation (depreciation) on investments	(15,622,804)	(41,064,066)
Net increase (decrease) in net assets resulting from operations	(38,256,513)	(30,385,773)

Distributions
From net realized gain	(10,699,369)	(7,563,434)
Total distributions	(10,699,369)	(7,563,434)

Capital Share Transactions
Proceeds from shares purchased	9,353,204	19,770,314
Reinvestment of distributions	10,402,145	7,269,286
Amount paid for shares redeemed	(31,531,863)	(47,531,636)
Proceeds from redemption fees	3,273	3,597
Net increase (decrease) in net assets resulting
from share transactions	(11,773,241)	(20,488,439)
Total Increase (Decrease) in Net Assets	(60,729,123)	(58,437,646)

Net Assets
Beginning of year	134,805,314	193,242,960

End of year	$ 74,076,191	$ 134,805,314

Accumulated undistributed net investment income
included in net assets at end of period	$ 286,802	$ -

Capital Share Transactions
Shares purchased	741,012	984,636
Shares issued in reinvestment of distributions	980,410	375,092
Shares redeemed	(2,485,862)	(2,442,034)

Net increase (decrease) in capital shares	(764,440)	(1,082,306)

*See accompanying notes which are an integral part of these financial statements.

IMS Strategic Income Fund
Statements of Changes in Net Assets

	Year ended	Year ended
	June 30, 2009	June 30, 2008
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$ 5,071,594	$ 8,960,103
Net realized gain (loss) on investments	(28,166,373)	(4,814,942)
Net realized gain (loss) on the translation of foreign currencies	(179,351)	(28,972)
Change in unrealized appreciation (depreciation)
on investments	(706,493)	(18,813,452)
Net increase (decrease) in net assets resulting from operations	(23,980,623)	(14,697,263)

Distributions
From net investment income	(5,206,726)	(9,040,489)
From net realized gain	-	(2,341,725)
Tax return of capital	(64,566)	-
Total distributions	(5,271,292)	(11,382,214)

Capital Share Transactions
Proceeds from shares purchased	3,869,066	35,387,250
Reinvestment of distributions	4,866,694	9,822,747
Amount paid for shares redeemed	(27,589,707)	(43,311,243)
Proceeds from redemption fees	1,694	10,332
Net increase (decrease) in net assets resulting
from share transactions	(18,852,253)	1,909,086
Total Increase (Decrease) in Net Assets	(48,104,168)	(24,170,391)

Net Assets
Beginning of year	81,980,672	106,151,063

End of year	$ 33,876,504	$ 81,980,672

Accumulated undistributed net investment income (loss)
included in net assets at end of period	$ (179,351)	$ 105,856

Capital Share Transactions
Shares purchased	627,293	3,332,602
Shares issued in reinvestment of distributions	793,510	974,557
Shares redeemed	(4,306,677)	(4,348,646)

Net increase (decrease) in capital shares	(2,885,874)	(41,487)

*See accompanying notes which are an integral part of these financial statements.

IMS Strategic Allocation Fund
Statements of Changes in Net Assets

	Year ended	Year ended
	June 30, 2009	June 30, 2008
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$ 79,586	$ 394,575
Net realized gain (loss) on investments	(4,038,220)	971,400
Capital gain distributions from underlying investments	-	13,736
Change in unrealized appreciation (depreciation) on investments	(872,050)	(4,013,207)
Net increase (decrease) in net assets resulting from operations	(4,830,684)	(2,633,496)

Distributions
From net investment income	(277,561)	(332,171)
From net realized gain	(939,361)	(1,542,990)
Tax return of capital	(3,350)	-
Total distributions	(1,220,272)	(1,875,161)

Capital Share Transactions
Proceeds from shares purchased	1,172,516	2,628,641
Reinvestment of distributions	1,219,257	1,873,126
Amount paid for shares redeemed	(4,101,630)	(2,023,806)
Proceeds from redemption fees	218	96
Net increase (decrease) in net assets resulting
from share transactions	(1,709,639)	2,478,057
Total Increase (Decrease) in Net Assets	(7,760,595)	(2,030,600)

Net Assets
Beginning of year	18,122,707	20,153,307

End of year	$ 10,362,112	$ 18,122,707

Accumulated undistributed net investment income
included in net assets at end of period	$ -	$ 249,177

Capital Share Transactions
Shares purchased	160,250	213,871
Shares issued in reinvestment of distributions	177,476	151,670
Shares redeemed	(539,648)	(166,788)

Net increase (decrease) in capital shares	(201,922)	198,753

*See accompanying notes which are an integral part of these financial statements.

IMS Capital Value Fund
Financial Highlights
For a Fund share outstanding throughout each period

	Year ended	Year ended		Year ended	Year ended	Year ended
	June 30, 2009	June 30, 2008		June 30, 2007	June 30, 2006	June 30, 2005

Selected Per Share Data
Net asset value, beginning of period	$ 18.26	$ 22.83		$ 19.73	$ 18.50	$ 17.95

Income from investment operations
Net investment income (loss)	0.04	(0.02)		(0.02)	(0.02)	(0.06)
Net realized and unrealized gain (loss) on investments	(5.46)	(3.62)		3.79	2.33	1.58
Total from investment operations	(5.42)	(3.64)		3.77	2.31	1.52

Less Distributions to shareholders:
From net realized gain	(1.64)	(0.93)		(0.67)	(1.08)	(0.97)
Total distributions	(1.64)	(0.93)		(0.67)	(1.08)	(0.97)

Paid in capital from redemption fees (a)	-	-		-	-	-

Net asset value, end of period	$ 11.20	$ 18.26		$ 22.83	$ 19.73	$ 18.50

Total Return (b)	-29.20%	-16.18%		19.53%	12.72%	8.66%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 74,076	$ 134,805		$ 193,243	$ 165,562	$ 91,373
Ratio of expenses to average net assets	1.67%	1.51%	(c)	1.48%	1.48%	1.50%
Ratio of expenses to average net assets
before waiver & reimbursement	1.67%	1.51%		1.52%	1.52%	1.62%
Ratio of net investment income (loss) to
average net assets	0.32%	(0.11)%		(0.07)%	(0.13)%	(0.37)%
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement	0.32%	(0.11)%		(0.11)%	(0.17)%	(0.49)%
Portfolio turnover rate	16.04%	45.94%		12.45%	28.98%	32.63%

(a) Redemption fees resulted in less than $0.005 per share.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c) On August 31, 2007, the expense limitation agreement between the Fund and the Advisor expired.
Effective September 1, 2007 the Fund no longer had an expense limitation.

*See accompanying notes which are an integral part of these financial statements.

IMS Strategic Income Fund
Financial Highlights
For a Fund share outstanding throughout each period

	Year ended	Year ended	Year ended	Year ended		Year ended
	June 30, 2009	June 30, 2008	June 30, 2007	June 30, 2006		June 30, 2005

Selected Per Share Data
Net asset value, beginning of period	$ 8.88	$ 11.44	$ 10.63	$ 10.36		$ 10.50

Income from investment operations
Net investment income (loss)	0.67	0.88	0.80	0.68		0.71
Net realized and unrealized gain (loss) on investments	(3.51)	(2.32)	0.83	0.31		0.25
Total from investment operations	(2.84)	(1.44)	1.63	0.99		0.96

Less Distributions to shareholders:
From net investment income	(0.69)	(0.89)	(0.77)	(0.72)		(0.69)
From net realized gain	-	(0.23)	(0.05)	-	(a)	(0.41)
Tax return of capital	(0.01)	-	-	-		-
Total distributions	(0.70)	(1.12)	(0.82)	(0.72)		(1.10)

Paid in capital from redemption fees (b)	-	-	-	-		-

Net asset value, end of period	$ 5.34	$ 8.88	$ 11.44	$ 10.63		$ 10.36

Total Return (c)	-32.44%	-13.33%	15.78%	9.90%		9.35%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 33,877	$ 81,981	$ 106,151	$ 67,911		$ 64,012
Ratio of expenses to average net assets	1.77%	1.59%	1.59%	1.57%		1.64%
Ratio of expenses to average net assets
before waiver & reimbursement	1.83%	1.59%	1.59%	1.57%		1.64%
Ratio of net investment income (loss) to
average net assets	10.58%	8.76%	7.20%	6.69%		6.83%
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement	10.52%	8.76%	7.20%	6.69%		6.83%
Portfolio turnover rate	91.23%	53.00%	135.38%	90.14%		110.64%

(a) Capital gains distributed amounted to less than $0.005 per share.
(b) Redemption fees resulted in less than $0.005 per share in each period.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

*See accompanying notes which are an integral part of these financial statements.

IMS Strategic Allocation Fund
Financial Highlights
For a Fund share outstanding throughout each period

	Year ended		Year ended	Year ended	Year ended	Year ended
	June 30, 2009		June 30, 2008	June 30, 2007	June 30, 2006	June 30, 2005

Selected Per Share Data
Net asset value, beginning of period	$ 11.29		$ 14.33	$ 12.67	$ 12.29	$ 12.30

Income from investment operations
Net investment income (loss)	0.08		0.25	0.24	0.12	(0.05)
Net realized and unrealized gain (loss) on investments	(3.11)		(1.98)	1.76	0.64	0.35
Total from investment operations	(3.03)		(1.73)	2.00	0.76	0.30

Less Distributions to shareholders:
From net investment income	(0.20)		(0.23)	(0.14)	(0.09)	-
From net realized gain	(0.68)		(1.08)	(0.20)	(0.21)	(0.31)
Tax return of capital	-	(a)	-	-	(0.08)	-
Total distributions	(0.88)		(1.31)	(0.34)	(0.38)	(0.31)

Paid in capital from redemption fees (b)	-		-	-	-	-

Net asset value, end of period	$ 7.38		$ 11.29	$ 14.33	$ 12.67	$ 12.29

Total Return (c)	-26.27%		-12.84%	16.00%	6.23%	2.37%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 10,362		$ 18,123	$ 20,153	$ 19,925	$ 23,242
Ratio of expenses to average net assets	2.28%		1.89%	1.92%	1.96%	1.96%
Ratio of expenses to average net assets
before waiver & reimbursement	2.28%		1.89%	1.92%	1.96%	1.96%
Ratio of net investment income (loss) to
average net assets	0.65%		2.08%	1.75%	1.00%	(0.48)%
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement	0.65%		2.08%	1.75%	1.00%	(0.48)%
Portfolio turnover rate	45.66%		59.66%	54.62%	55.15%	90.75%

(a) Distributions amounted to less than $0.005 per share in each period.
(b) Redemption fees resulted in less than $0.005 per share in each period.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

*See accompanying notes which are an integral part of these financial statements.

IMS Family of Funds

Notes to the Financial Statements

June 30, 2009

NOTE 1. ORGANIZATION

IMS Capital Value Fund (the “Value Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on June 6, 2004. The IMS Strategic Income Fund (the “Income Fund”) and the IMS Strategic Allocation Fund (the “Allocation Fund”) were organized as non-diversified series of the Trust on June 6, 2004. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Value Fund was organized on July 25, 1996 and commenced operations on August 5, 1996. The Income Fund and the Allocation Fund were organized on September 30, 2002 and commenced operations on November 5, 2002. The investment objective of the Value Fund is to provide long-term growth from capital appreciation, dividends and interest. The investment objective of the Income Fund is to provide current income. The investment objective of the Allocation Fund is to provide long-term growth from capital appreciation, dividends and interest. The investment advisor of each Fund is IMS Capital Management, Inc. (the “Advisor”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements.

Securities Valuations – All investments in securities are recorded at their estimated fair value as described in Note 3.

Foreign Currency – Investment securities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Reverse Convertible Notes - The Funds may invest in reverse convertible notes, which are short-term notes (i.e., with maturities of one year or less) that are linked to individual equity securities. These notes make regular interest payments by the issuer, but also have a put option attached, giving the issuer the right to exercise that option only if the price of the related security drops below a stated price.

Federal Income Taxes - The Funds make no provision for federal income tax. The Funds intend to qualify each year as “regulated investment companies” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of their taxable income. If the required amount of net investment income is not distributed, the Funds could incur a tax expense.

As of and during the fiscal year ended June 30, 2009, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years prior to 2005.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

IMS Family of Funds

Notes to the Financial Statements

June 30, 2009

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Security Transactions and Related Income - Each Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. For bonds that miss a scheduled interest payment, after the grace period, all interest accrued on the bond is written off and no additional interest will be accrued. However, for illiquid or fair valued bonds, if the Advisor’s research indicates a high recovery rate in restructuring, and the Fund expects to hold the bond until the issue is restructured, past due interest may not be written off in its entirety.

Dividends and Distributions -The Income Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on a monthly basis. The Value Fund and Allocation Fund intend to distribute substantially all of their net investment income as dividends to their shareholders on at least an annual basis. Each Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with each Funds’ understanding of the applicable country’s tax rules and rates. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds. For the year ended June 30, 2009, the Income Fund reclassified permanent differences from accumulated net realized gains to accumulated undistributed net investment income, in the amount of $(149,705). The Income Fund also reclassified a tax return of capital in the amount of $64,566 from accumulated undistributed net investment income to paid in capital. The Allocation Fund reclassified permanent differences from accumulated net realized gains to accumulated undistributed net investment income, in the amount of $(51,162). The Allocation Fund also reclassified a tax return of capital in the amount of $3,350 from accumulated undistributed net investment income to paid in capital.

Subsequent Events - Pursuant to Financial Accounting Standards Board (“FASB”) Statement No. 165, “Subsequent Events” ("FAS 165"), management has evaluated subsequent events through August 31, 2009, the date the financial statements were issued. See Note 11 for information regarding the name change of the Strategic Allocation Fund.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Funds adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), on July 1, 2008. In accordance with FAS 157, fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. In addition, in April 2009, FASB issued Staff Position No. 157-4, “Determining Fair Value When the Volume and Activity for the Asset or Liability Have Significantly Decreased and Indentifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 further clarifies the requirements of FAS 157. The Funds adopted FAS 157-4 as of June 30, 2009.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique.

IMS Family of Funds

Notes to the Financial Statements

June 30, 2009

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities
•

Level 2 – other significant observable inputs (including quoted prices for an identical security in an active market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including exchanged-traded funds, closed-end funds, real estate investment trusts, income trusts, and preferred and convertible preferred securities, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Funds will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities. The Advisor has used inputs such as restructuring settlements and liquidation proceeds in determining the fair value of such Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities such as corporate bonds, restricted corporate bonds, asset-backed securities, certificates of deposit, reverse convertible notes, U.S. government securities and U.S. government agency securities, and foreign bonds denominated in US dollars, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.

IMS Family of Funds

Notes to the Financial Statements

June 30, 2009

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

These securities will generally be categorized as Level 2 securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities. The Advisor has used inputs such as evaluated broker quotes in inactive markets, the outcomes of restructuring discussions and the value of secured assets designated as collateral, discussions with underwriters regarding the sales of assets and the payment of past interest due and face value of the bond, bids or market trading in active markets, pricing of similar maturity and rated bonds, issuers calling other issued bonds, restructuring settlements and liquidation proceeds, and the financial condition of the issuer in determining the fair value of such Level 3 securities. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Short-term investments in fixed income securities, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Funds invest in may default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used to value the Value Fund’s investments as of June 30, 2009:

Valuation Inputs
Investments	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks	$ 72,176,906	$ -	$ -	$ 72,176,906

Real Estate Investment Trusts	2,019,050	-	-	2,019,050

Total	$ 74,195,956	$ -	$ -	$ 74,195,956

The Value Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

IMS Family of Funds

Notes to the Financial Statements

June 30, 2009

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The following is a summary of the inputs used to value the Income Fund’s investments as of June 30, 2009:

		Valuation Inputs
Investments	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks	$ 7,834,040	$ -	$ -	$ 7,834,040

Real Estate Investment Trusts	2,638,977	-	-	2,638,977

Preferred Securities	2,822,865	-	949,669	3,772,534

Income Trusts	1,092,705	-	-	1,092,705

Corporate Bonds	-	7,193,788	1,806,000	8,999,788

Restricted Corporate Bonds	-	810,000	3,937,375	4,747,375

Corporate Bonds - Asset-Backed Securities	-	-	598,000	598,000

Reverse Convertible Notes	-	1,009,250	-	1,009,250

Foreign Bonds Denominated in US Dollars	-	-	451,000	451,000

Restricted Foreign Bonds Denominated in US Dollars	-	718,447	-	718,447

Certificates of Deposit	-	-	49,665	49,665

Mutual Funds	1,159,704	-	-	1,159,704

Total	$ 15,548,291	$ 9,731,485	$ 7,791,709	$ 33,071,485

IMS Family of Funds

Notes to the Financial Statements

June 30, 2009

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the Income Fund:

	Balance as of June 30, 2008	Realized gain (loss)	(Amortization) / Accretion	Change in unrealized appreciation (depreciation)	Net purchases (sales)	Transfers in and/or out of Level 3	Balance as of June 30, 2009

Common Stocks	$ 827	$ (22,643)	$ -	$ 22,643	$ (827)	$ -	$ -

Preferred Securities	1,122,540	-	-	302,337	(475,208)	-	949,669

Corporate Bonds	1,300,000	(628,082)	64,528	296,679	(77,125)	850,000	1,806,000

Restricted Corporate Bonds	1,330,000	-	-	(210,000)	-	2,817,375	3,937,375

Corporate Bonds - Asset-Backed Securities	637,000	-	(2,160)	(36,840)	-	-	598,000

Reverse Convertible Notes	958,000	-	-	(351,000)	-	(607,000)	-

Foreign Bonds Denominated in US Dollars	1,683,000	(285,864)	3,505	346,359	(1,747,000)	451,000	451,000

Restricted Foreign Bonds Denominated in US Dollars	1,209,302	(1,159,420)	26,299	265,575	(341,756)	-	-

Certificates of Deposit	82,500	-	-	439	(33,274)	-	49,665

Total	$ 8,323,169	$ (2,096,009)	$ 92,172	$ 636,192	$ (2,675,190)	$ 3,511,375	$ 7,791,709

IMS Family of Funds

Notes to the Financial Statements

June 30, 2009

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The total change in unrealized appreciation (depreciation) included in the Statement of Operations attributable to Level 3 investments still held at June 30, 2009 was $ (3,179,556).

Total Change in Unrealized Appreciation (Depreciation)

Preferred Securities	$ 302,337

Corporate Bonds	(207,130)

Restricted Corporate Bonds	(1,915,787)

Corporate Bonds - Asset-Backed Securities	(36,839)

Foreign Bonds Denominated in US Dollars	(1,322,576)

Certificates of Deposit	439

Total	$ (3,179,556)

The following is a summary of the inputs used to value the Allocation Fund’s investments as of June 30, 2009:

		Valuation Inputs
Investments	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Corporate Bonds	$ -	$ 1,000	$ 248,560	$ 249,560

Restricted Corporate Bonds	-	-	134,250	134,250

Exchange-Traded Funds	5,959,834	-	-	5,959,834

Mutual Funds	530,100	-	-	530,100

Money Market Securities	3,511,023	-	-	3,511,023

Total	$ 10,000,957	$ 1,000	$ 382,810	$ 10,384,767

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the Allocation Fund:

	Balance as of June 30, 2008	Realized gain (loss)	(Amortization) / Accretion	Change in unrealized appreciation (depreciation)	Net purchases (sales)	Transfers in and/or out of Level 3	Balance as of June 30, 2009

Corporate Bonds	$ 260,000	$ -	$ 10,097	$ (21,537)	$ -	$ -	$ 248,560

Corporate Bonds - Asset-Backed Secuities	98,000	(127,341)	(229)	104,570	(75,000)	-	-

Restricted Corporate Bonds	-	-	-	-	-	134,250	134,250

Total	$ 358,000	$ (127,341)	$ 9,868	$ 83,033	$ (75,000)	$ 134,250	$ 382,810

IMS Family of Funds

Notes to the Financial Statements

June 30, 2009

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The total change in unrealized appreciation (depreciation) included in the Statement of Operations attributable to Level 3 investments still held at June 30, 2009 was $ (33,680).

Total Change in Unrealized Appreciation (Depreciation)

Corporate Bonds	$ (21,537)

Restricted Corporate Bonds	(12,143)

Total	$ (33,680)

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the respective management agreements (the “Agreements”), the Advisor manages each Fund’s investments subject to approval of the Board. As compensation for its management services, the Funds are obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.21% of the average daily net assets of the Value Fund and 1.26% of the average daily net assets of the Income Fund and Allocation Fund. For the fiscal year ended June 30, 2009, the Advisor earned fees, before waiver, of $1,093,881, $604,292 and $153,662 from the Value Fund, Income Fund and Allocation Fund, respectively.

The Advisor had contractually agreed to waive all or a portion of its fees and/or reimburse expenses of the Income Fund and the Allocation Fund, but only to the extent necessary to maintain total operating expenses (excluding brokerage costs, borrowing costs, taxes and extraordinary expenses) of each Fund at 1.96% of average daily net assets through August 31, 2008. The waiver was not extended. There were no waivers of fees during the fiscal year ended June 30, 2009. Any waiver or reimbursement of organizational or operating expenses by the Advisor is subject to repayment by the applicable Fund in the first, second and third fiscal years following the year in which any such reimbursement or waiver occurred, if the Fund is able to make the payment without exceeding the expense limitations in place at the time of the waiver. The amounts subject to repayment by the Value Fund, at June 30, 2009, are as follows:

		To be repaid
Fund	Amount	by June 30,

Value Fund	$ 68,622	2010
	7,384	2011

For the fiscal year ended June 30, 2009, $44,490 of prior year waivers was permanently waived and are no longer subject to recoupment by the Advisor. The above amounts cannot be repaid if the payments result in the expense ratio of the Value Fund exceeding 1.48%. At June 30, 2009, the Advisor was owed $74,508, $35,369 and $10,845 from the Value Fund, Income Fund and Allocation Fund, respectively, for its advisory services.

Each Fund retains Unified Fund Services, Inc. (“Unified”) to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended June 30, 2009, Unified earned fees of $206,175, $123,787, and $32,311 from the Value Fund, Income Fund, and Allocation Fund, respectively, for administrative, fund accounting and transfer agency services. For the fiscal year ended June 30, 2009, Unified was reimbursed $96,614, $50,022 and $29,781 by the Value Fund, Income Fund and Allocation Fund, respectively, for out-of-pocket expenses. At June 30, 2009, Unified was owed $16,726, $10,500, and $2,200 by the Value Fund, Income Fund and Allocation Fund, respectively for administrative services and $9,832, $5,298 and $2,216 from the Value Fund, Income Fund and Allocation Fund, respectively, for reimbursement of out-of-pocket expenses. Certain officers of the Trust are members of management and/or employees of Unified.

IMS Family of Funds

Notes to the Financial Statements

June 30, 2009

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

 Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of Huntington National Bank, the custodian of the Funds’ investments (the “Custodian”). A Trustee of the Trust is a member of management of the Custodian. For the fiscal year ended June 30, 2009, the Custodian earned fees of $15,404, $7,188 and $2,932 for custody services provided to the Value Fund, Income Fund, and Allocation Fund respectively. At June 30, 2009, the Value Fund, Income Fund, and Allocation Fund owed $1,891, $2,346 and $556, respectively, to the Custodian for custody services. During the fiscal year ended June 30, 2009, the Custodian reimbursed fees of $27,575 for the Income Fund.

Foreside Distribution Services, LP (the “Distributor”) acts as the principal distributor of the Funds. There were no payments made to the Distributor by the Funds for the fiscal year ended June 30, 2009.

NOTE 5. INVESTMENTS

At times during the year, the Value Fund was invested in shares of Huntington Bancshares, Inc., which is administered and advised by subsidiaries of Huntington Bancshares, Inc. Dividend income of $58,273 was received from Huntington Bancshares, Inc. for the fiscal year ended June 30, 2009.

For the fiscal year ended June 30, 2009, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

	Value	Income	Allocation
	Fund	Fund	Fund
Purchases
U.S. Government Obligations	$ -	$ -	$ -
Other	14,628,686	42,083,259	4,464,771
Sales
U.S. Government Obligations	$ -	$ -	$ -
Other	37,276,300	58,184,979	7,675,958

As of June 30, 2009, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

	Value	Income	Allocation
	Fund	Fund	Fund
Gross Appreciation	$ 3,863,908	$ 903,588	$ 151,323
Gross (Depreciation)	(27,647,618)	(43,210,315)	(4,805,008)

Net Appreciation (Depreciation)
on Investments	$ (23,783,710)	$ (42,306,727)	$ (4,653,685)

At June 30, 2009, the aggregate cost of securities, for federal income tax purposes was $97,979,666, $75,378,212 and $15,038,452 for the Value Fund, Income Fund, and Allocation Fund, respectively.

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

IMS Family of Funds

Notes to the Financial Statements

June 30, 2009

NOTE 7.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2009, National Financial Securities Corp. (“National Financial”) held 49.26% of the Value Fund, 49.18% of the Income Fund, and 87.63% of the Allocation Fund, in omnibus accounts for the benefit of others. As a result, National Financial may be deemed to control each Fund.

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

Value Fund. On December 29, 2008, the Value Fund paid a long-term capital gain distribution of $1.6374 per share to shareholders of record on December 26, 2008.

The tax characterization of distributions for the fiscal years ended June 30, 2009 and 2008 was as follows:

Distributions paid from:	2009	2008
Ordinary Income	$ -	$ -
Short-term Capital Gain	-	-
Long-term Capital Gain	10,699,369	7,563,434
	$ 10,699,369	$ 7,563,434

Income Fund. For the fiscal year ended June 30, 2009, the Income Fund paid monthly income distributions totaling $0.7000 per share.

The tax characterization of distributions for fiscal years ended June 30, 2009 and 2008 was as follows:

Distributions paid from:	2009	2008
Ordinary Income	$ 5,206,726	$ 9,040,489
Short-term Capital Gain	-	1,523,198
Long-term Capital Gain	-	818,527
Return of Capital	64,566	-
	$ 5,271,292	$ 11,382,214

On July 15, 2009, the Income Fund paid an income distribution of 0.0400 per share to shareholders of record on July 14, 2009. On August 14, 2009, the Income Fund paid an income distribution of 0.0400 per share to shareholders of record on August 13, 2009.

Allocation Fund. On December 29, 2008, the Allocation Fund paid a long-term capital gain distribution of $0.6767 per share and an income distribution of $0.2024 per share to shareholders of record on December 26, 2008.

The tax characterization of distributions for the fiscal years ended June 30, 2009 and 2008 was as follows:

Distributions paid from:	2009	2008
Ordinary Income	$ 280,950	$ 332,171
Short-term Capital Gain	-	41,575
Long-term Capital Gain	939,322	1,501,415
	$ 1,220,272	$ 1,875,161

IMS Family of Funds

Notes to the Financial Statements

June 30, 2009

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS - continued

As of June 30, 2009, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Value	Income	Allocation
	Fund	Fund	Fund

Undistributed ordinary income	$ 286,802	$ -	$ -
Capital Loss Carryforward	(11,977,663)	(8,724,935)	(1,252,850)
Unrealized appreciation (depreciation)	(23,783,710)	(42,306,727)	(4,653,685)

	$ (35,474,571)	$ (51,031,662)	$ (5,906,535)

As of June 30, 2009, the difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and post-October losses.

NOTE 9. CAPITAL LOSS CARRYFORWARDS

At June 30, 2009, for federal income tax purposed, the Funds have capital loss carryforwards available to offset future capital gains, if any, in the following amounts:

	Value	Income	Allocation
	Fund	Fund	Fund

Undistributed ordinary income	$ 286,802	$ -	$ -
Capital Loss Carryforward	(11,977,663)	(8,724,935)	(1,252,850)
Unrealized appreciation (depreciation)	(23,783,710)	(42,306,727)	(4,653,685)

	$ (35,474,571)	$ (51,031,662)	$ (5,906,535)

Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders.

NOTE 10. RESTRICTED AND ILLIQUID SECURITIES

The Income Fund and the Allocation Fund have acquired securities, the sale of which is restricted under Rule 144A of the Securities Act of 1933. At June 30, 2009, the aggregate value of such securities amounted to $5,465,822 for the Income Fund and $134,250 for the Allocation Fund. The values amount to 16.13% and 1.30% of the net assets of the Income Fund and the Allocation Fund, respectively. Of the restricted securities owned by the Income Fund, 28% are valued using quoted market prices. The other 72% are valued according to fair valuation procedures approved by the Trust. Of the restricted securities owned by the Allocation Fund, 100% are valued according to fair valuation procedures approved by the Trust. It is possible that the quoted market prices may differ significantly from the amount that may ultimately be realized in the near term, and the difference could be material.

The Income Fund also holds several securities which are considered to be illiquid, as determined by the Advisor. Of the total portfolio, $5,539,834, or 16.75%, is deemed to be illiquid as of June 30, 2009.

NOTE 11. SUBSEQUENT EVENT

Effective August 31, 2009, the Strategic Allocation Fund changed its name to the IMS Dividend Growth Fund (the “Dividend Growth Fund”). The Dividend Growth Fund will invest primarily in a diversified portfolio of dividend–paying, common stocks.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and Board of Trustees

IMS Family of Funds

(Unified Series Trust)

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the IMS Family of Funds (the “Funds”), comprising the IMS Capital Value Fund, IMS Strategic Allocation Fund, and IMS Strategic Income Fund, each a series of the Unified Series Trust, as of June 30, 2009, the related statements of operations for the year then ended, the statement of cash flows for the IMS Strategic Income Fund for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2009, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the IMS Family of Funds, as of June 30, 2009, the results of their operations for the year then ended, the results of cash flows for the IMS Strategic Income Fund for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

August 31, 2009

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 61) Independent Trustee, December 2002 to present

President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from September 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (Age - 63) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (Age - 58) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004 ; Director, International Crankshaft, Inc. since January 2004; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (Age - 57) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Kenneth G.Y. Grant (Age – 60) Independent Trustee, May 2008 to present

Senior Vice President of Global Trust Company since 2008; Senior Vice President of Advisors Charitable Gift Fund since May 2005; Senior Vice President and Chief Officer, Corporate Development, of Northeast Retirement Services, Inc. since February 2003; Senior Vice President of Savings Banks Employees Retirement Association since February 2003; Treasurer (since January 2004) and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

Interested Trustees & Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 53)*** Trustee, November 2007 to present

Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October, 2008; Director, Greenlawn Cemetery since October, 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

Anthony J. Ghoston(Age - 50) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005; Executive Vice President from June 2004 to June 2005; Senior Vice President from April 2003 to June 2004; Chief Executive Officer of The Huntington Funds since April 2009; Chief Executive Officer and Interested Trustee of the Valued Advisers Trust since August 2008; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from October 1997 to November 2004.

John C. Swhear (Age - 47) Senior Vice President, May 2007 to present

Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of the Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including: Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007 and Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel, OneAmerica Securities Inc., February 2007 to April 2007; Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Christopher E. Kashmerick (Age - 34) Treasurer and Chief Financial Officer, November 2008 to present

Vice President of Fund Accounting, Financial and Tax Reporting for Unified Fund Services, Inc., the Trust's Administrator, since April 2008; Assistant Vice President, Compliance Officer and Compliance Administrator for U.S. Bancorp Fund Services, LLC, a mutual fund servicing company, from February 2005 to April 2008; Employed in various positions with UMB Fund Services, a mutual fund servicing company including: Senior Accounting Analyst, Accounting Analyst and Fund Balancing Supervisor, from May 2000 through February 2005.

William J. Murphy (Age - 46) Assistant Treasurer, February 2008 to present	Manager of Fund Administration for Unified Fund Services, Inc., since October 2007; Employed in various positions with American United Life Insurance Company from March 1987 to October 2007.
Lynn E. Wood (Age - 62) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chairman and Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from September 2000 to December 2004; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from September 2000toOctober 2004.

Heather Bonds (Age - 33) Secretary, July 2005 to present; Assistant Secretary, September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002, currently Manager, Board Relations and Legal Administration, since March 2008; Secretary of the Valued Advisers Trust since August 2008; Assistant Secretary of Dean Family of Funds August 2004 to March 2007; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004.

Tara. Pierson (Age - 34) Assistant Secretary, November 2008 to present	Employed by Unified Fund Services, Inc., the Trust’s Administrator, since February, 2000; Assistant Secretary of Dividend Growth Trust from March 2006 to present.
*	The address for each officer is 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208.

** The Trust currently consists of 27 series.

*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., the primary Distributor of the Trust, as of June 30, 2009.

OTHER INFORMATION

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 343-5902 to request a copy of the SAI or to make shareholder inquiries.

Management Agreement Renewals (Unaudited)

Renewal of the Management Agreements (each an “Agreement”, collectively, “Agreements”) were considered by the Board, including a majority of Trustees who are not interested persons of the Trust or interested parties to the Agreements (collectively, the Independent Trustees and, each an “Independent Trustee”) at an in-person meeting held on May 17-18, 2009. At the meeting the Chairman reported that on May 4, 2009, the Advisor Contract Renewal Committee (the “Committee”) of the Board convened via teleconference to consider whether to recommend that the full Board approve the continuance of the Agreements between the Trust, on behalf of each Fund and the Advisor.

The Committee members and other participants at the meeting acknowledged receiving and reviewing the materials compiled by Unified and the Funds’ Advisor and provided to the participants in advance of the meeting. Legal counsel referred the Trustees to the memorandum included in the Board materials outlining the factors to be considered in approving the Agreements. It was noted that no changes had been proposed to the Agreements.

It was noted materials specifically provided to the Committee for purposes of its review included the following information: (i) executed copies of each Fund’s management agreement, (ii) a letter sent by the Administrator on behalf of the Board of Trustees to the Advisor requesting information the Trustees likely would consider in renewing the Agreements as required under Section 15(c) of the Investment Company Act of 1940; and the Advisor’s response to such letter, containing among other information, a description of the Advisor’s services to the Funds, its profitability from managing the Funds and any changes in personnel providing services to the Funds and ideas for future growth for the Funds, (iii) a certification from the Trust’s CCO that the Advisor has adopted a compliance program that is reasonably designed to prevent violation of federal securities laws by the Funds, (iv) the Advisor’s Form ADV Parts I and II and accompanying schedules, (v) the Advisor’s most current balance sheet and income statement, (vi) reports provided by the Administrator regarding each Fund’s performance for the past three month and one-year periods and comparisons of the same to each Fund’s benchmark and peer group for the same periods, and (vii) reports provided by the Administrator comparing each Fund’s advisory fee and total expense ratio (after fee waivers and reimbursements) to each Fund’s peer group as determined by the Administrator.

The Committee members noted they had received and evaluated such information as they deemed necessary to make their recommendation to renew each Agreement. They also noted that they had taken into account a number of factors they believed, in light of the legal advice provided by legal counsel to the Trust and legal counsel to the independent trustees, and their own business judgment, to be relevant. They noted that this included information regarding each Fund and its Advisor that had been provided to the Board throughout the year at regular meetings of the Board, as well as information that was specifically furnished to the Committee in connection with its review of the Agreements. The Committee members discussed their considerations with full Board as follows:

The Chairman recalled that the Committee had interviewed the President of the Advisor and co-portfolio manager for each of the Funds, the co-portfolio manager of certain Funds, and the head of Administration and Communication for the Advisor, via teleconference for approximately a half hour. The Chairman continued his report as follows:

          (i)            The Nature, Extent and Quality of Services – The Committee noted that the Advisor manages approximately $279 million in discretionary assets, of which the Value Fund represented approximately $67 million in assets, the Allocation Fund represented approximately $9 million in assets, and the Income Fund represented approximately $33 million in assets, as of March 31, 2009. The Committee reviewed the responses from the Advisor as to the resources provided to the Funds, and considered the adequacy of such resources in light of the desired growth in the levels of each Fund’s assets, and whether the resources are sufficient to sustain performance, compliance and other needs. The Committee determined, given the Funds’ labor intensive strategy, the Advisor’s resources appear adequate, and specifically noted that the Advisor provides four portfolio managers to manage the Funds, providing each Fund with one dedicated portfolio manager and a second portfolio manager who divides his time among the Funds. The Committee concluded that the portfolio managers appear to have adequate experience to manage the Funds. The Committee noted that the President reported spending more time managing the Income Fund as the portfolio manager’s hours were reduced, but that the Advisor was not proposing any changes to the level of services provided to the Funds. The Committee also noted the Advisor provides the support of various administrative and professional staff, including several analysts, traders, business development personnel, and a compliance officer.

                      The Committee noted that various compliance reports had been provided by the Advisor and the Trust’s CCO to the Board throughout the year. The Committee also noted that the Advisor had submitted a revised Code of Ethics for approval by the Board of Trustees. The Committee noted that the Trust’s CCO had reviewed the Advisor’s compliance policies and procedures and determined they appeared reasonably designed to prevent violation of federal securities laws.

          (ii)           Fund Performance – The Committee discussed each Fund’s performance and reviewed other materials provided by the Advisor and the Administrator with respect to such performance. The Committee noted that the Administrator had reported for the three-month, one-, three-, five- and ten-year periods ended March 31, 2009, that the Value Fund had outperformed its peer group’s average return. They also noted the Value Fund outperformed one of its benchmarks, the Russell Mid-Cap Value Index, for each reported period, except the five-year period. They noted that although the Value Fund underperformed its other two benchmarks, the S&P 500 Index and the S&P MidCap 400 Index, the Value Fund had outperformed the S&P 500 Index for the three-month and ten-year periods.

          The Committee noted that the Allocation Fund had underperformed its peer group average and both benchmarks, the DJ U.S. Moderate Relative Risk Index and the Lipper Balanced Funds Category Average, for each reported period. The Committee  noted the Income Fund had underperformed its peer group average and all three of its benchmarks, the Barclay’s Aggregate Bond Index, the Merrill Lynch U.S. Corporate Master Index and the Lipper Income Funds Category Average, for each reported period, except the Income Fund had outperformed the Lipper Income Funds Category Average for the three month period.

The Committee considered the Advisor’s report that high yield bonds were hurt by the flight to quality during the recent market turmoil and that the Funds had improved along with the uptick in the market. The Committee expressed concern regarding the Allocation and Income Funds’ performance, but noted the Funds were difficult to categorize for purposes of performance comparisons given their unique strategies, and agreed they will continue to monitor the Funds’ performance.

          (iii)           Fee Rates and Profitability – The Committee noted that although the Advisor’s 1.21% fee for managing the Value Fund was higher than its peer group average, the Value Fund’s gross expense ratio was lower than its peer group average. The Committee discussed that the Advisor’s typical management fee for similarly managed accounts comparable to the Value Fund is up to 1.20%, depending on asset levels. They also noted that, although the advisory fee of 1.26% for managing the Income Fund was higher than the Fund’s peer group average, the Income Fund’s gross expense ratio was comparable to its peer group average. The Committee members noted that the 1.26% advisory fee for managing the Allocation Fund was the highest advisory fee charged by its moderate allocation peer group. However, the Committee also noted that although the Fund’s gross total expense ratio of 2.19% was higher than its peer group average, it was substantially below the maximum gross and net expense ratios for the peer group of 6.30% and 3.52%, respectively. The Trustees questioned the Advisor about fees charged to similar private accounts. The head of Administration of the Advisor stated that the Advisor did not manage private accounts using similar strategies as for the Allocation and Income Funds. A Trustee noted that higher advisory fees were supported by the time and effort expended by the Advisor on portfolio management and research and analysis of junk bonds, including fair value documentation, which are labor intensive.

The Committee next reviewed the Advisor’s draft federal income tax summary showing 2008 income and expenses, and requested that the Advisor provide the Committee with the final version when it became available. The Committee members noted that the Advisor’s total income from the Funds had decreased from 2007 to 2008. They also noted the decrease in the Advisor’s cash on a year-over-year basis, while other current asset levels remained about the same. The Committee members considered the Advisor’s report that net income from the Funds’ management fees accounted for approximately 25% of the Advisor’s revenue. They further noted that the Advisor had estimated a percentage of firm expenses attributable to the Funds, based on the percentage of the Funds’ assets compared to total assets under management, although the Advisor indicated that this estimate was conservative given that a greater portion of the Advisor’s time was spent on the Funds due to compliance responsibilities.

             The Committee noted that the Advisor stated that it pays an average commission rate of approximately $0.02 per share to brokers providing certain research services, and that the Advisor confirmed that the percentage of the Funds’ commissions paid to brokers providing research services was lower than the percentage paid by the Advisor’s private clients.

          (iv)           Economies of Scale – In determining the reasonableness of the advisory fees, the Board also considered whether economies of scale will be realized as the Fund grows larger, and the extent to which this is reflected in the advisory fees. The Committee noted the Advisor’s assets under management had declined, but recently stabilized, and that although the Advisor reported it had managed to reduce certain Fund expenses, the cost savings from these measures were offset by increasing fees for distribution, insurance, custody and other administrative and regulatory costs borne by the Advisor. The Committee further noted that Advisor was seeking new relationships with other advisors to bring in additional assets and was considering opportunities to acquire other advisors. The Committee also noted it did not appear the Advisor has begun to realize any significant economies of scale from managing the Funds.

          The Committee reviewed the foregoing with the Board, indicating that its members had determined that the advisory fee of each Fund was reasonable, and that its members unanimously were recommending that the Board approve each Fund’s Agreement. After reviewing and discussing the materials and the Committee’s recommendation, the Board, including all of the Independent Trustees who are not “interested” persons of the Trust or of the Advisor to the Fund, within the meaning of the 1940 Act, unanimously determined that each Fund’s Management Agreement was reasonable and should be continued for an additional year.

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Funds at (800) 934-5550 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

INVESTMENT ADVISOR

IMS Capital Management, Inc.

8995 S.E. Otty Road

Portland, OR 97086

DISTRIBUTOR

Foreside Distribution Services, LP

690 Taylor Rd. Ste. 150

Gahanna, OH 43230

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, OH 44145

LEGAL COUNSEL

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Unified Fund Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about each Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Item 2. Code of Ethics.

(a)        As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)         Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)         Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)	Posting: We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f)         Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a)        The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

IMS Funds

FY 2009	$ 33,500
FY 2008	$ 33,500

(b)	Audit-Related Fees

IMS Funds	Registrant	Adviser
FY 2009	$ 0	$ 0
FY 2008	$ 0	$ 0

Nature of the fees:

(c)	Tax Fees

IMS Funds

FY 2009	$ 6,000
FY 2008	$ 5,850

Nature of the fees:	preparation of the 1120 RIC

(d)	All Other Fees

IMS Funds
Registrant	Adviser
FY 2009	$ 0	$0
FY 2008	$ 0	$0

Nature of the fees:

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Billed Pursuant to Waiver of Pre-Approval Requirement

Registrant

Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(f)         During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)         The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant	Adviser
FY 2009	$ 0	$ 0
FY 2008	$ 0	$ 0

(h)         Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. NOT APPLICABLE – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)        Based on an evaluation of the registrant’s disclosure controls and procedures as of August 20, 2009 the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)        There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Code is filed herewith

(2)

Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Unified Series Trust

By
*____ /s/ Anthony Ghoston__________________

     Anthony Ghoston, President

Date     08/31/2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By

*__/s/ Anthony Ghoston________________

Anthony Ghoston, President

Date     08/31/2009

By
*______/s/ Christopher E. Kashmerick__________________________

Christopher E, Kashmerick, Treasurer

Date     08/31/2009